Per Share Amounts	12 Months Ended
Dec. 31, 2021
Earnings per share [abstract]
Per Share Amounts
21. PER SHARE AMOUNTS
The basic weighted-average number of common shares outstanding for the year ended December 31, 2021 was 72,544,000 (2020
 –
basic 72,542,071).
The diluted weighted-average number of common shares outstanding for the year ended December 31, 2021 was 73,181,834 (2020 – diluted 72,542,071). These outstanding share amounts were used to calculate net earnings (loss) per share in the respective periods.
In determining diluted net earnings (loss) per share, the Company assumes that the proceeds received from the exercise of
“in-the-money”
stock options are used to repurchase common shares at the average market price. In calculating the weighted-average number of diluted common shares outstanding for the year ended December 31, 2021, the Company excluded 1,580,327 stock options (2020 - 4,589,042) as their exercise price was greater than the average common share market price in the year.